                                                                    Exhibit 20.1

                      CHASE MANHATTAN RV OWNER TRUST 1997-A
                            MONTHLY SERVICER'S REPORT


                                                                                 Settlement Date                4/30/2004
                                                                                 Determination Date             5/12/2004
                                                                                 Distribution Date              5/17/2004


I.      All Payments on the Contracts                                                                              4,021,137.85
II.     All Liquidation Proceeds on the Contracts with respect to
        Principal                                                                                                     52,650.45
III.    Repurchased Contracts                                                                                              0.00
IV.     Investment Earnings on Collection Account                                                                          0.00
V.      Servicer Monthly Advances                                                                                     48,730.50
VI.     Distribution from the Reserve Account                                                                              0.00
VII.    Deposits from the Pay-Ahead Account (including Investment
        Earnings)                                                                                                     12,908.58
VIII.   Transfers to the Pay-Ahead Account                                                                           (8,619.73)
IX.     Less:  Investment Earnings distributions
          (a)  To Sellers with respect to the Collection Account                                                           0.00
          (b)  To Sellers with respect to the Pay-Ahead Account                                                            0.00
X.     Deposit in error                                                                                                    0.00
Total available amount in Collection Account                                                                      $4,126,807.65
                                                                                                                 ==============

DISTRIBUTION AMOUNTS                                                    Cost per $1000
----------------------------------------------------------             ---------------

1.    (a)  Class A-1 Note Interest Distribution                                                      0.00
      (b)  Class A-1 Note Principal Distribution                                                     0.00
             Aggregate Class A-1 Note Distribution                        0.00000000                                       0.00

2.    (a)  Class A-2 Note Interest Distribution                                                      0.00
      (b)  Class A-2 Note Principal Distribution                                                     0.00
            Aggregate Class A-2 Note Distribution                         0.00000000                                       0.00

3.    (a)  Class A-3 Note Interest Distribution                                                      0.00
      (b)  Class A-3 Note Principal Distribution                                                     0.00
            Aggregate Class A-3 Note Distribution                         0.00000000                                       0.00

4.    (a)  Class A-4 Note Interest Distribution                                                      0.00
      (b)  Class A-4 Note Principal Distribution                                                     0.00
           Aggregate Class A-4 Note Distribution                          0.00000000                                       0.00

5.    (a)  Class A-5 Note Interest Distribution                                                      0.00
      (b)  Class A-5 Note Principal Distribution                                                     0.00
            Aggregate Class A-5 Note Distribution                         0.00000000                                       0.00

6.    (a)  Class A-6 Note Interest Distribution                                                      0.00
      (b)  Class A-6 Note Principal Distribution                                                     0.00
            Aggregate Class A-6 Note Distribution                         0.00000000                                       0.00

7.    (a)  Class A-7 Note Interest Distribution                                                      0.00
      (b)  Class A-7 Note Principal Distribution                                                     0.00
            Aggregate Class A-7 Note Distribution                         0.00000000                                       0.00

8.    (a)  Class A-8 Note Interest Distribution                                                      0.00
      (b)  Class A-8 Note Principal Distribution                                                     0.00
            Aggregate Class A-8 Note Distribution                         0.00000000                                       0.00

9.    (a)  Class A-9 Note Interest Distribution                                                      0.00
      (b)  Class A-9 Note Principal Distribution                                                     0.00
            Aggregate Class A-9 Note Distribution                         0.00000000                                       0.00

10.   (a)  Class A-10 Note Interest Distribution                                               187,822.90
      (b)  Class A-10 Note Principal Distribution                                            3,516,128.87
            Aggregate Class A-10 Note Distribution                       56.98387338                               3,703,951.77

11.   (a)  Class B Certificate Interest Distribution                                           244,679.31
      (b)  Class B Certificate Principal Distribution                                                0.00
            Aggregate Class B Certificate Distribution                    5.45000000                                 244,679.31

12.  Servicer Payment
       (a)  Servicing Fee                                                                       33,449.14
       (b)  Reimbursement of prior Monthly Advances                                             76,775.13
               Total Servicer Payment                                                                                110,224.27

13.  Deposits to the Reserve Account                                                                                  67,952.30

Total Distribution Amount                                                                                         $4,126,807.65
                                                                                                                  =============
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                                  Page 1 of 4
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

Reserve Account distributions:
----------------------------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                             0.00
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                                  0.00
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                                        0.00
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan
           Bank)                                                                                                  0.00
                        Total Amounts to Sellers(Chase USA & Chase Manhattan
                        Bank) =                                                                                               $0.00
                                                                                                                      ==============


                        INTEREST
----------------------------------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @                           5.598%                                                 0.00
        (b) Class A-2 Notes    @                           5.852%                                                 0.00
        (c) Class A-3 Notes    @                           5.919%                                                 0.00
        (d) Class A-4 Notes    @                           6.020%                                                 0.00
        (e) Class A-5 Notes    @                           6.050%                                                 0.00
        (f) Class A-6 Notes    @                           6.130%                                                 0.00
        (g) Class A-7 Notes    @                           6.140%                                                 0.00
        (h) Class A-8 Notes    @                           6.230%                                                 0.00
        (i) Class A-9 Notes    @                           6.320%                                                 0.00
        (j) Class A-10 Notes   @                           6.370%                                           187,822.90
                     Aggregate Interest on Notes                                                                         187,822.90
        (k) Class B Certificates @                         6.540%                                                        244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                                       0.00
        (b) Class A-2 Notes                                                                                       0.00
        (c) Class A-3 Notes                                                                                       0.00
        (d) Class A-4 Notes                                                                                       0.00
        (e) Class A-5 Notes                                                                                       0.00
        (f) Class A-6 Notes                                                                                       0.00
        (g) Class A-7 Notes                                                                                       0.00
        (h) Class A-8 Notes                                                                                       0.00
        (i) Class A-9 Notes                                                                                       0.00
        (j) Class A-10 Notes                                                                                      0.00
        (k) Class B Certificates                                                                                  0.00

3.   Total Distribution of Interest                                               Cost per $1000
                                                                                  --------------
        (a) Class A-1 Notes                                                         0.00000000                    0.00
        (b) Class A-2 Notes                                                         0.00000000                    0.00
        (c) Class A-3 Notes                                                         0.00000000                    0.00
        (d) Class A-4 Notes                                                         0.00000000                    0.00
        (e) Class A-5 Notes                                                         0.00000000                    0.00
        (f) Class A-6 Notes                                                         0.00000000                    0.00
        (g) Class A-7 Notes                                                         0.00000000                    0.00
        (h) Class A-8 Notes                                                         0.00000000                    0.00
        (i) Class A-9 Notes                                                         0.00000000                    0.00
        (j) Class A-10 Notes                                                        2.88958307              187,822.90
                     Total Aggregate Interest on Notes                                                                   187,822.90
        (k) Class B Certificates                                                    5.45000000                           244,679.31


                        PRINCIPAL
----------------------------------------------------------
                                                                                No. of Contracts
                                                                                ----------------
1.   Amount of Stated Principal Collected                                                                 1,279,430.50
2.   Amount of Principal Prepayment Collected                                           129               2,129,223.21
3.   Amount of Liquidated Contract                                                       7                  107,475.16
4.   Amount of Repurchased Contract                                                      0                        0.00

       Total Formula Principal Distribution Amount                                                                      3,516,128.87

5.   Principal Balance before giving effect to Principal Distribution                                 Pool Factor
        (a) Class A-1 Notes                                                                            0.0000000               0.00
        (b) Class A-2 Notes                                                                            0.0000000               0.00
        (c) Class A-3 Notes                                                                            0.0000000               0.00
        (d) Class A-4 Notes                                                                            0.0000000               0.00
        (e) Class A-5 Notes                                                                            0.0000000               0.00
        (f) Class A-6 Notes                                                                            0.0000000               0.00
        (g) Class A-7 Notes                                                                            0.0000000               0.00
        (h) Class A-8 Notes                                                                            0.0000000               0.00
        (i) Class A-9 Notes                                                                            0.0000000               0.00
        (j) Class A-10 Notes                                                                           0.5443485      35,382,649.83
        (k) Class B Certificates                                                                       1.0000000      44,895,285.54
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                                  Page 2 of 4
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

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                    0.00
        (b) Class A-2 Notes                                                                                                    0.00
        (c) Class A-3 Notes                                                                                                    0.00
        (d) Class A-4 Notes                                                                                                    0.00
        (e) Class A-5 Notes                                                                                                    0.00
        (f) Class A-6 Notes                                                                                                    0.00
        (g) Class A-7 Notes                                                                                                    0.00
        (h) Class A-8 Notes                                                                                                    0.00
        (i) Class A-9 Notes                                                                                                    0.00
        (j) Class A-10 Notes                                                                                                   0.00
        (k) Class B Certificates                                                                                               0.00

7.   Principal Distribution                                             Cost per $1000
                                                                        --------------
        (a) Class A-1 Notes                                               0.00000000                                           0.00
        (b) Class A-2 Notes                                               0.00000000                                           0.00
        (c) Class A-3 Notes                                               0.00000000                                           0.00
        (d) Class A-4 Notes                                               0.00000000                                           0.00
        (e) Class A-5 Notes                                               0.00000000                                           0.00
        (f) Class A-6 Notes                                               0.00000000                                           0.00
        (g) Class A-7 Notes                                               0.00000000                                           0.00
        (h) Class A-8 Notes                                               0.00000000                                           0.00
        (i) Class A-9 Notes                                               0.00000000                                           0.00
        (j) Class A-10 Notes                                              54.09429031                                  3,516,128.87
        (k) Class B Certificates                                          0.00000000                                           0.00

                                                                                    Pool Factor
8.   Principal Balance after giving effect to Principal Distribution                -----------
        (a) Class A-1 Notes                                                          0.0000000                                 0.00
        (b) Class A-2 Notes                                                          0.0000000                                 0.00
        (c) Class A-3 Notes                                                          0.0000000                                 0.00
        (d) Class A-4 Notes                                                          0.0000000                                 0.00
        (e) Class A-5 Notes                                                          0.0000000                                 0.00
        (f) Class A-6 Notes                                                          0.0000000                                 0.00
        (g) Class A-7 Notes                                                          0.0000000                                 0.00
        (h) Class A-8 Notes                                                          0.0000000                                 0.00
        (i) Class A-9 Notes                                                          0.0000000                                 0.00
        (j) Class A-10 Notes                                                         0.4902542                        31,866,520.96
        (k) Class B Certificates                                                     1.0000000                        44,895,285.54



                                                                                                      Aggregate
               POOL DATA                                                        No. of Contracts  Principal Balance
------------------------------------                                            ----------------  -----------------
1.   Pool Stated Principal Balance as of              4/30/2004                     3,767           76,761,806.50

                                                                                                                       % Delinquent
2.   Delinquency Information                                                                                           ------------
              (a) 31-59 Days                                                           49              837,849.97         1.091%
              (b) 60-89 Days                                                           24              529,528.73         0.690%
              (c) 90-119 Days                                                           9              218,023.17         0.284%
              (d) 120 Days +                                                           21              629,049.17         0.819%


3.   Contracts Repossessed during the Due Period                                        5              224,150.30

4.   Current Repossession Inventory                                                     7              307,814.01

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                       7              107,475.16
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                      52,650.45
                                                                                                 -----------------
       Total Aggregate Net Losses for the preceding Collection Period                                                     54,824.71

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                       670,347.83

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)              1,415                             22,084,815.86

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                              9.144%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                                64.120
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                                  Page 3 of 4
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

                    TRIGGER ANALYSIS
-------------------------------------------------------

1.   (a)  Average Delinquency Percentage                                          2.035%
     (b)  Delinquency Percentage Trigger in effect ?                                           YES

2.   (a)  Average Net Loss Ratio                                                  0.045%
     (b)  Net Loss Ratio Trigger in effect ?                                                   NO
     (c)  Net Loss Ratio (using ending Pool Balance)                              0.196%

3.   (a)  Servicer Replacement Percentage                                         0.048%
     (b)  Servicer Replacement Trigger in effect ?                                             NO



                      MISCELLANEOUS
--------------------------------------------------------

1.   Monthly Servicing Fees                                                                                               33,449.14

2.   Servicer Advances                                                                                                    48,730.50

3.   (a)  Opening Balance of the Reserve Account                                                                       8,469,601.98
     (b)  Deposits to the Reserve Account                                                          67,952.30
     (c)  Investment Earnings in the Reserve Account                                                4,080.18
     (d)  Distribution from the Reserve Account                                                         0.00
     (e)  Ending Balance of the Reserve Account                                                                        8,541,634.46

4.   Specified Reserve Account Balance                                                                                 8,973,952.86

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                        94,247.28
     (b)  Deposits to the Pay-Ahead Account from the Collection Account                             8,619.73
     (c)  Investment Earnings in the Pay-Ahead Account                                                  0.00
     (d)  Transfers from the Pay-Ahead Account to the Collection Account                         (12,908.58)
     (e)  Ending Balance in the Pay-Ahead Account                                                                         89,958.43
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